September 1, 2026

Summary

Prospectus

Victory Extended Market Index Fund

Fund Shares

USMIX

Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated September 1, 2026, and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at VictoryFunds.com.

You also may obtain this information at no cost by calling (800) 235-8396 or by sending an e–mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

vcm.com

(800) 235-8396

Victory Extended Market Index Fund Summary

Investment Objective

The Victory Extended Market Index Fund (the “Fund”) seeks to match, before fees and expenses, the performance of all small- and mid-cap stocks as measured by the Victory Extended Market Index (the “Index”).

Fund Fees and Expenses

The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees

(paid directly from your investment)

Fund
Shares

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of purchase or sale price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%

Distribution and/or Service (12b-1) Fees	0.00%

Other Expenses	0.24%

Total Annual Fund Operating Expenses1	0.34%

1Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.43% of the Fund through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Fund Shares	$35	$109	$191	$431

Victory Extended Market Index Fund Summary

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities included in the Index. This strategy may be changed upon 60 days’ prior written notice to shareholders.

The Index is a market-cap weighted index consisting of the small- and mid-cap companies in the U.S. equity market.The Index consists of the securities within the VettaFi US Equity 3000 IndexSM (“Parent Index”) after eliminating the largest 500 companies. The Parent Index measures the performance of the largest 3000 U.S. equity securities with readily available price data. The number of securities in the Index fluctuates and may be more or less than 2,500. As of June 30, 2026, the market capitalization range of the companies included in the Index was between $40 million and less than $4.842 trillion. The size of companies in the Index changes with market conditions and the composition of the Index.

In seeking to track the performance of the Index, the Fund uses the “sampling” method of indexing. Under this approach, the Fund selects a representative sample of stocks and/or derivatives that resemble the Index in terms of industry weightings, market capitalization, and other characteristics. It is not the Fund’s intent to fully replicate the Index.

Principal Risks

The Fund’s investments are subject to the following principal risks:

General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Equity Securities Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, tariffs, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.

Small-Capitalization and Mid-Capitalization Stock Risk – The Fund invests in small- and mid-capitalization companies, which may be more vulnerable than larger companies to adverse business or economic conditions. Securities of small- and mid-capitalization companies may be less

Victory Extended Market Index Fund Summary

liquid and more volatile than securities of larger companies or the market in general and, therefore, may involve greater risk than investing in securities of larger companies.

Tracking Error Risk – While the Fund attempts to match the performance of the Index as closely as possible before the deductions of fees and expenses, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund’s performance may be affected by factors such as the size of the Fund’s portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. Changes in the Fund’s cash flow may affect how closely the Fund tracks the Index. The Fund’s use of representative sampling may cause the tracking error to be higher than would be the case if the Fund purchased all of the securities in the Index.

Passive Management Risk – The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Fund’s Index or of the actual securities included in the Index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance could be lower than actively managed funds that can shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.

Any investment involves risk, and there is no assurance that a Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in a Fund.

An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Performance

The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund’s volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the Fund for the periods indicated compared to those of the Fund’s regulatory broad-based securities market index and against additional indices with investment characteristics similar to the Fund. We assume reinvestment of dividends and distributions. Performance reflects any expense limitations in effect during the periods shown.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396.

Victory Extended Market Index Fund Summary

Calendar Year Returns for Fund Shares

40%
30%	27.94%31.20%	25.65%

	17.72%	15.61%
20%	15.48%
		10.52%

10%		12.13%

0%
-10%	-9.70%

-20%
-30%		-24.03%

2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	30.18%	June 30, 2020
Lowest Quarter	-28.14%	March 31, 2020
Year-to-date return	16.09%	June 30, 2026

Average Annual Total Returns
(For the Periods Ended December 31, 2025)		1 Year	5 Years	10 Years
FUND SHARES Before Taxes		10.52%	6.46%	10.91%

FUND SHARES After Taxes on Distributions		8.86%	3.96%	8.74%

FUND SHARES After Taxes on Distributions and Sale of Fund Shares		7.32%	4.64%	8.35%

Indices

Russell 3000® Index
reflects no deduction for fees, expenses, or taxes		17.15%	13.15%	14.29%

Victory Extended Market Index				16.89%1
reflects no deduction for fees, expenses, or taxes		10.81%	N/A
Blended-Victory Extended Market Index/Wilshire 4500 Completion Index
reflects no deduction for fees, expenses, or taxes2		10.81%	6.77%	11.48%

1Performance information is not available for periods prior to the Index’s inception date of December 1, 2023. Information for the Index in this column reflects performance of the Index from December 1, 2023, to December 31, 2025. Performance information is not annualized for less than one year.

2The Blended-Victory Extended Market Index/Wilshire 4500 Completion Index performance reflects that of the Wilshire 4500 Completion Index, the Fund’s prior index, through November 30, 2023, and the Victory Extended Market Index from December 1, 2023, onward.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.

Victory Extended Market Index Fund Summary

Management of the Fund

Investment Adviser

Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio manager primarily responsible for the day-to-day management of the Fund is a member of the Adviser’s Victory Solutions platform.

Portfolio Management

	Title	Tenure with the Fund
President, Investment Franchises
Mannik S. Dhillon, CFA, CAIA	& Solutions	Since 2019
Portfolio Manager,
Lela Dunlap, CFA	VictoryShares and Solutions	Since 2025

Purchase and Sale of Fund Shares

You may purchase or sell shares of the Fund on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell shares of the Fund through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell shares of the Fund by mail at P.O. Box 182903, Columbus, Ohio 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.

■Minimum initial purchase: $3,000

■Minimum subsequent investment: $50

Tax Information

The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA,

401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Victory Funds

P.O. Box 182903

Columbus, OH 43218-2903

98025-0926